                                SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X]  Definitive Proxy Statement               RULE 14A-6(E)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Frontier National
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------
Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[Logo of Frontier National Corporation appears here]

                                                                 April 20, 1999

Dear Shareholder:

  You are cordially invited to attend the Annual Meeting of Shareholders of Frontier National Corporation ("Frontier") to be held at 3:00 p.m. Central Daylight Time on Monday, May 17, 1999, at B. B. Comer Memorial Public Library, 314 North Broadway, in Sylacauga, Alabama.

  The shareholders are being asked to:

    (i) elect the board of directors to serve until the next Annual Meeting of Shareholders in 2000 or until their successors are duly elected and qualified,

    (ii) to approve a stock option plan,

    (iii) to approve an amendment to Frontier's Articles of Incorporation changing the principal address of Frontier, and

    (iv) to ratify the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 1999.

  Information about these matters is contained in the attached proxy statement.

  Detailed information relating to Frontier's activities and operating performance during fiscal 1998 is contained in the Annual Report to Shareholders of Frontier, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the form of proxy or the 1998 Annual Report, please notify Kerri C. Newton, Frontier National Corporation, 43 North Broadway, Sylacauga, Alabama 35150, (256) 249-0341.

  It is important that your shares be represented at the meeting. Whether or not you plan to attend, please complete, sign, and return the enclosed proxy statement. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. I urge you to return your proxy card in the enclosed envelope as soon as possible.

                                          Sincerely yours,

                                          /s/ Harry I. Brown, Jr.
                                          -------------------------------
                                          Harry I. Brown, Jr.
                                          Chairman of the Board

                         Frontier National Corporation
                               43 North Broadway
                           Sylacauga, Alabama 35150

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 MAY 17, 1999

  Notice is hereby given that the Annual Meeting of Shareholders of Frontier National Corporation ("Frontier"), will be held on May 17, 1999, at 3:00 p.m., Central Daylight Time, at B.B. Comer Memorial Public Library, 314 North Broadway, Sylacauga, Alabama 35150, for the following purposes:

    1. To elect the Board of Directors for the coming year, or until their successors have been duly elected and qualified.

    2. To approve Frontier's 1999 Statutory-Nonstatutory Stock Option Plan.

    3. To approve an amendment to Frontier's Articles of Incorporation changing the principal address of Frontier.

    4. To ratify the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 1999.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only shareholders of record at the close of business on April 19, 1999, are entitled to notice of and to vote at the Annual Shareholders' Meeting and any adjournment thereof.

  The Proxy Statement describing matters to be considered at the Annual Meeting is attached to this notice.

                                          By Order of the Board of Directors

                                          /s/ Kerri C. Newton
                                          -----------------------------
                                          Kerri C. Newton, Secretary


                                   IMPORTANT

 WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT ANY TIME BEFORE YOUR PROXY IS EXERCISED.

                         Frontier National Corporation
                               43 North Broadway
                           Sylacauga, Alabama 35150

                                PROXY STATEMENT

                        Annual Meeting of Shareholders
                                 May 17, 1999

                                 INTRODUCTION

  This Proxy Statement and accompanying proxy are furnished to record holders of shares of Class A Common Stock, $.001 par value per share (the "Common Stock"), of Frontier National Corporation, an Alabama corporation registered as a bank holding company pursuant to the Bank Holding Company Act of 1956, as amended ("Frontier"), in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 17, 1999 at 3:00 p.m., Central Daylight Time, at B. B. Comer Memorial Public Library, 314 North Broadway, Sylacauga, Alabama 35150, and at any adjournment or adjournments thereof. A copy of Frontier's 1998 Annual Report to Shareholders accompanies this Proxy Statement.

  At the Annual Meeting, the shareholders will vote to elect a board of directors, to approve a stock option plan, and to ratify the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 1999. The affirmative vote of a majority of the shares present or represented at the meeting, if a quorum exists, is required to elect the directors, approve the stock option plan as described herein, to approve the amendment to Frontier's Articles of Incorporation changing the principal address of Frontier, and to ratify the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 1999. The holder of each share of Common Stock is entitled to one vote on all matters submitted before the Annual Meeting or any adjournments of the Annual Meeting. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

  Shareholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders' directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors, FOR the approval of a stock option plan as described herein, FOR the amendment to Frontier's Articles of Incorporation, and FOR the ratification of the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 1999.

  The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy will use his discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to Frontier at 43 North Broadway, Sylacauga, Alabama 35150, Attention: Kerri C. Newton, Secretary. The proxy may also be revoked by submission to Frontier of a more recently dated proxy. The giving of the proxy will not affect the right of a shareholder to attend the Annual Meeting and vote in person.

  The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of Frontier. The entire cost of soliciting these proxies will be borne by Frontier. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of Frontier who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. This Proxy Statement and accompanying proxy will be sent to shareholders of Frontier on or about May 1, 1999.

           OUTSTANDING VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

  The Common Stock is the only class of outstanding voting securities. Only holders of Common Stock of record on April 19, 1999 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On that date, there were 2,315,683 shares of Common Stock issued and outstanding. The holder of each share of Common Stock is entitled to one vote on all matters submitted before the Annual Meeting or any adjournments of the Annual Meeting.

  Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

  The following table reflects the number of shares of Common Stock of Frontier beneficially owned by (1) each director and nominee for director of Frontier, (2) certain executive officers who are not directors, (3) all persons who beneficially own 5% or more of the Common Stock, and (4) the directors, nominees, and executive officers of Frontier as a group:

                                        Amount and Nature of   Percent of Total
                                       Beneficial Ownership(1)   Common Stock
Name of Beneficial Owner                 as of April 1, 1999     Outstanding
------------------------               ----------------------- ----------------
DIRECTORS/NOMINEES(2)

Harry I. Brown, Jr....................           62,550(3)            2.7%

Steven R. Townson.....................          123,769(4)            5.3%

Wesley L. Bowden, Jr..................           10,913                 *

Harry I. Brown, Sr....................          206,857(5)            8.9%

Charles M. Reeves, Jr.................          572,703(6)           24.7%

Raymond C. Styres.....................            5,776                 *

Christopher N. Zodrow.................           10,320(7)              *

Steven E. Sprayberry..................           12,285(8)              *

DIRECTORS/NOMINEES AND EXECUTIVE
 OFFICERS AS A GROUP (CONSISTING OF 9
 PERSONS).............................        1,006,973(9)           43.5%

--------
* Represents less than one percent.

NOTES

(1) The number of shares of Common Stock reflected are shares that, under applicable regulations of the Securities and Exchange Commission, are deemed to be beneficially owned. Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares to which that person has the right to acquire beneficial ownership within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage of class of the person holding such options that are not deemed outstanding for computing the percentage of class for any other person. The total number of shares beneficially owned is divided, where applicable, into two categories: shares as to which voting/investment power is held solely, and shares as to which voting/investment power is shared.

(2) The address of each of the following shareholders is c/o Frontier National Corporation, 43 North Broadway, Sylacauga, Alabama 35150.

(3) Includes 1,110 shares held by Mr. Brown as custodian for his son, 3,600 shares held by The Harry Brown Foundation, Inc., over which Mr. Brown has sole voting and dispositive power, and 40,000 shares which may be acquired within 60 days pursuant to stock options.

(4) All of Mr. Townson's shares are subject to a voting agreement between Mr. Townson and CM/FS Reeves Investments, LP, dated August 1998, which require Mr. Townson and the LP (subject to regulatory approval) to vote their shares together, and this total includes 50,000 shares which could be acquired within 60 days pursuant to stock options and which are also subject to the voting agreement.

(5) These shares are held by Harry I. Brown, Sr. Family, LLC, in which Mr. Brown has sole voting and dispositive power.

(6) All of these shares are controlled through the CM/FS Reeves Investments, LP and are subject to a voting agreement between Mr. Townson and CM/FS Reeves Investments, LP, dated August 1998, which requires Mr. Townson and the LP (subject to regulatory approval) to vote their shares together.

(7) These shares do not include 2,320 shares owned by Mr. Zodrow's wife and 1,280 shares owned by Mr. Zodrow's children, over which Mr. Zodrow has no voting or investment power.

(8) These shares do not include 12,334 shares owned by Mr. Sprayberry's wife, over which Mr. Sprayberry has no voting or investment power.

(9) Includes (a) 1,800 shares owned by Mark A. Payne, Executive Vice President of Frontier, and (b) 90,000 shares that may be acquired within 60 days pursuant to stock options.

Proposal 1. ELECTION OF DIRECTORS

  At the Annual Meeting, the Board of Directors are elected to hold office for a term of one year or until their successors are elected and qualified. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting.

                        NOMINEES FOR BOARD OF DIRECTORS

                            Director                                                              Other
Name of Director        Age  Since           Principal Occupation for Past 5 Years            Directorships
----------------        --- -------- ------------------------------------------------------ -----------------
Harry I. Brown, Jr.(1)   51   1998   Chairman and CEO of Frontier from August 1998          First National-
 (CEO and Chairman                   until present; President and CEO of First              America's Bank;
 of Frontier)                        National-America's Bank from February 1998 until       Valley National
                                     present; President and COO of First National-          Bank
                                     America's Bank from February 1992 until
                                     February 1998

Steven R. Townson        41   1997   President and COO of Frontier from August 1997         First National-
 (President and COO of               to present; President and CEO of Valley National       America's Bank;
 Frontier)                           Corporation (name changed to Frontier National         Valley National
                                     Corporation on August 24, 1998), from December         Bank
                                     1996-August 1997; President and CEO of Valley
                                     National Bank from August 1996 to present;
                                     President and COO of BancAlabama, Inc.,
                                     Huntsville from June 1995 to August 1996;
                                     President and CEO of BankAlabama from June
                                     1995 to August 1996; Vice President of the
                                     Financial Institutions Division of First Tennessee
                                     Bank National Association from May 1993 to May
                                     1995

Wesley L. Bowden, Jr.    63   1998   President and CEO of Bowden Oil Company, Inc.          First National-
                                     and Shop n Fill Food Marts                             America's Bank

Harry I. Brown, Sr.(2)   78   1998   Chairman of First National-America's Bank from         First National-
                                     February, 1998 until present; Chairman and CEO         America's Bank
                                     of First National-America's Bank until February,
                                     1998

Charles M. Reeves, Jr.   75   1997   Chairman of Valley National-Bank from August 23,       Skinner Furniture
                                     1998 until present; Vice-Chairman of Skinner Furniture Corp.; Valley
                                     Corp. until August 20, 1998                            National Bank

Raymond C. Styres        60   1998   Industrial Engineer; Sales Agent for Reiter Corp.,     First National-
                                     a textile machinery sales business                     America's Bank

Christopher N. Zodrow    52   1998   Vice President, Secretary, and Assistant General       Valley National
                                     Counsel of West Point Stevens, Inc. since 1995;        Bank
                                     Secretary and Assistant General Counsel from
                                     1994-1995

Steven E. Sprayberry     47   1998   President and CEO of The Frontier Agency, Inc.
                                     d/b/a Wright and Sprayberry Insurance from
                                     November 23, 1998, until present; Co-owner/
                                     operator of Wright-Sprayberry Insurance, Inc.
                                     until November 1998


                           Director                                                      Other
Executive Officers     Age  Since        Principal Occupation for Past 5 Years       Directorships
------------------     --- -------- ----------------------------------------------- ---------------
Mark A. Payne           34   N/A    Executive Vice President of Frontier from 1998  First National-
 (Executive Vice                    until present; Senior Vice President of First   America's Bank
 President of                       National-America's Bank from 1995 until 1998;
 Frontier)                          Vice President of First National-America's Bank
                                    from 1993 to 1995

--------
(1) Mr. Brown is the son of Harry I. Brown, Sr., who is also a director of Frontier.

(2) Mr. Brown is the father of Harry I. Brown, Jr., who is the CEO and Chairman of the Board of Frontier.

  The Board currently consists of the above-named eight directors. At the Annual Meeting, successors to each director whose term expires at such meeting will be elected to serve for one-year terms or until their successors are duly elected and qualified. The Board has the power to appoint the officers of Frontier. Each officer will hold office for such term as may be prescribed by the Board and until such person's successor is chosen and qualified or until such person's death, resignation, or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS AS SET FORTH IN THIS PROXY STATEMENT.

Proposal 2. APPROVAL OF A STATUTORY-NONSTATUTORY STOCK OPTION PLAN FOR
            FRONTIER

  The second proposal is to approve and adopt the 1999 Statutory-Nonstatutory Stock Option Plan for Frontier (the "Plan"), pursuant to which a Committee chosen by the Board of Directors comprised of non-employee directors ("Committee") may grant incentive stock options within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified options (collectively, the "Options") to key employees and officers of Frontier ("Participants") for the purchase of Common Stock. The purpose of the Plan is to advance the interests of Frontier by stimulating the efforts of key employees, directors, and consultants, increasing their desire to continue in their employment with or services to Frontier, assisting Frontier in competing effectively with other enterprises for the services of new employees and directors necessary for the continued improvement of operations, and to attract and retain the best possible personnel for service as employees, officers, directors, and consultants of Frontier. Accordingly, the Plan is designed to promote the interests of Frontier and its shareholders, and, by facilitating stock ownership on the part of such Participants, to encourage them to acquire a proprietary interest in Frontier and to remain in its employ and service.

  The option prices are determined by the Committee, but option prices may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. An aggregate of one million shares of the Class A Common Stock and one million shares of the Class B Common Stock has been reserved for issuance under the Plan, subject to adjusting as set forth in the Plan. The Committee may allocate the Options between Options which are Incentive Stock Options and Options which are Non-Qualified Stock Options as the Committee determines in its sole discretion.

  Each Option must be exercised within ten (10) years of the date of its grant. The Committee has the discretion to require a vesting period for all or any part of an Option; provided, that upon a change in control of Frontier, the unvested portion of any Option will immediately vest and upon the death or disability of a Participant, the non-vested portion of any Option held by such Participant will immediately vest. No Option may be issued under the Plan after ten (10) years from the adoption of the Plan. No Option may be assigned, pledged, hypothecated, or transferred, except an Option may be transferred upon the death of a Participant, and a Participant may assign all or any portion of non-qualified Options to certain persons enumerated in the Plan. A Participant will not have the rights of a shareholder of Frontier by virtue of an Option except with respect to stock previously issued.

  The Committee may at any time terminate, suspend, or amend the Plan, except that the Committee shall not, without the authorization of the holders of a majority of the Stock (as defined in the Plan) voted at a shareholders' meeting duly called and held, change any provisions (other than those adjustments for changes in capitalization) which determine (a) the aggregate number of shares for which Options may be granted under the Plan or to any person; (b) the classes of persons eligible for Options; or (c) the duration of the Plan. The Committee may postpone any exercise of a Option for such time as the Committee may deem necessary in order to permit Frontier (i) to effect, amend, or maintain any necessary registration of the Plan or the Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to (A) list such Stock on a stock exchange if Stock is then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its Stock, including any rules or regulations of any stock exchange on which the Stock is listed, or (iii) to determine that such Stock and the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; and Frontier shall not be obligated by virtue of any terms and conditions of any Option Agreement (as defined in the Plan) or any provision of the Plan to recognize the exercise of an Option or to sell or issue Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement does not extend the terms of an Option and neither Frontier nor its directors or officers have any obligation or liability to any Participant or to any other person with respect to any shares of Stock as to which the Option shall lapse because of such postponement.

  An employee to whom an incentive stock option ("ISO") which qualified under
Section 422 of the Code is granted will not recognize income at the time of grant or exercise of such Option. However, upon the exercise of an ISO, any excess in the fair market price of the Common Stock over the option price constitutes a tax preference item which may have alternative minimum tax consequences for the employee. If the employee sells such shares more than one year after the date of transfer of such shares and more than two years after the date of grant of such ISO, the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price. Frontier will not be entitled to a federal income tax deduction in connection with the grant or exercise of the ISO. If the employee does not hold such shares for the required period, when the employee sells such shares, the employee will recognize ordinary compensation income and possible capital gain or loss (long-term or short-term depending on the holding period of the stock sold) in such amounts as are prescribed by the Code and the regulations thereunder, and Frontier will generally be entitled to a Federal income tax deduction in the amount of such ordinary compensation income recognized by the employee.

  An employee to whom a nonqualified stock option ("NSO") is granted will not recognize income at the time of grant of such Option. When such employee exercises such NSO, the employee will recognize ordinary compensation income equal to the excess, if any, of the fair market value, as of the date of Option exercise, of the shares the employee receives upon such exercise over the option price paid. The tax basis of such shares to such employee will be equal to the option price paid plus the amount, if any, includible in the employee's gross income, and the employee's holding period for such shares will commence on the date on which the employee recognizes taxable income in respect of such shares. Gain or loss upon a subsequent sale of any Common Stock received upon the exercise of an NSO generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold). Subject to the applicable provisions of the Code and regulations thereunder, Frontier will generally be limited to a federal income tax deduction in respect of an NSO in an amount equal to the ordinary compensation income recognized by the employee. This deduction will, in general, be allowed for the taxable year of Frontier in which the participant recognizes such ordinary income. Currently there are no outstanding options granted under the Plan.

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote is required to approve this Plan for Frontier.

  The Board of Directors recommends voting FOR approval of this Plan for Frontier.

Proposal 3. AMENDMENT TO FRONTIER'S ARTICLES OF INCORPORATION

  The Plan of Merger between First National Sylacauga Corporation and Valley National Corporation, which has been made a part of Frontier's Articles of Incorporation, provides that the principal office of Frontier is 1011 North Lanier Avenue, Lanett, Alabama 36863-0682. The principal address of Frontier is now 43 North Broadway, Sylacauga, Alabama 35150. Under Alabama law, shareholders of a corporation must approve certain amendments to the Articles of Incorporation, including an amendment that changes the corporation's principal address.

  The affirmative vote of the holders as a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote is required to approve the amendment to Frontier's Articles of Incorporation to change the principal address of Frontier.

  The Board of Directors recommends voting FOR approval of this plan for Frontier.

Proposal 4. RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX & VISE,
            P.C. AS FRONTIER'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 1999

  The Board of Directors has confirmed the appointment by the Audit Committee of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 1999. Schauer, Taylor, Cox & Vise, P.C. served as independent accountants and auditors of Frontier for the year ended December 31, 1998. Representatives of the firm will be present at the Annual Meeting, have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote is required to ratify the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 1999.

  The Board of Directors recommends voting FOR ratification of the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 1999.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

  The full Board of Directors met nine times during 1998, which includes two meetings by the Valley National Corporation Board of Directors prior to the merger with First National Sylacauga Corporation and seven meetings by the Frontier Board after the merger. Directors of Frontier were paid $750 per meeting of the Board for 1998 and $250 per meeting of Committees of the Board for 1998. To assist the Board in carrying out its duties, the following standing committees have been established: Audit Committee, Compensation Committee, and Executive Committee. During 1998, all incumbent directors of the Board of Frontier attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees of which they were members.

  The Audit Committee consists of Mr. Reeves, Mr. Zodrow, and Mr. Styres. The Compensation Committee consists of Mr. Styres, Mr. Brown, Sr., and Mr. Reeves. The Executive Committee consists of Mr. Brown, Jr., Mr. Townson, Mr. Bowden, Mr. Brown, Sr., Mr. Reeves, Mr. Styres, and Mr. Zodrow.

      CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS, AND LEGAL PROCEEDINGS

  Certain directors and executive officers of Frontier, and certain associates and members of the immediate family of these individuals, were customers of, and had loan transactions with, Frontier and its subsidiaries in the ordinary course of business during 1998. In the opinion of the management of Frontier, all such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions of other persons and corporations and did not involve more than the normal risk of collectability or present or other unfavorable features. Transactions of a similar nature will, in all probability, occur in the future in the ordinary course of business.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires Frontier's executive officers and directors and persons who own more than 10% of the Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"), as well as to furnish Frontier with a copy of such report. Additionally, SEC regulations require Frontier to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 1998, the directors and/or executive officers of Frontier failed to make timely filings on Form 3 due to an administrative error, but such filings were subsequently made. During 1998, all of the directors and executive officers who were required to file their Form 4 timely did so, except for Harry I. Brown, Jr., who filed his Form 4 late due to a misunderstanding of the applicable reporting requirements.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                        CHANGE IN CONTROL ARRANGEMENTS

  Harry I. Brown, Jr. and Steven R. Townson entered into employment agreements with Frontier as a condition to but after its merger with First National Sylacauga Corporation. Mr. Brown's agreement is for him to serve as Chairman of the Board and Chief Executive Officer of Frontier and President and Chief Executive Officer of First National-America's Bank. Mr. Townson's agreement is for him to serve as Vice-Chairman of the Board, President, and Chief Operating Officer of Frontier and President and Chief Executive Officer of Valley National Bank. Mr. Brown's annual salary will be $125,000 while Mr. Townson's salary will be $125,000. Both agreements are for five (5) years, and are automatically extended each year by one (1) additional year unless one hundred twenty (120) days prior to each year end the Frontier Board gives notice that the agreement will not be extended. Upon a "change of control" as defined in the agreements, in addition to any remaining payments due under the agreements, Mr. Brown and Mr. Townson may be eligible for an additional payment equal to the present value of 2.99 times their average annual compensation payable under the agreement for the most recent five (5) taxable years ending before the "change of control." Finally, as additional compensation, both Mr. Brown and Mr. Townson received options to purchase 50,000 shares of Class A Common Stock at $10.00 per share for a period of ten
(10) years.

                            EXECUTIVE COMPENSATION

  The following table sets forth the total amount of compensation paid or accrued by Frontier to or for the account of Harry I. Brown, Jr., Frontier's Chairman and CEO, and Steven R. Townson, Frontier's President and COO, for the fiscal years ended December 31, 1998 and 1997 (no other executive officers of Frontier received annual compensation in excess of $100,000 in 1998 or 1997):

                                                  Annual Compensation
                                     ---------------------------------------------
                                                             Other
                                                             Annual     Incentive
                                                          Compensation    Plan        All Other
Name and Principal Position  Year    Salary ($) Bonus ($)     ($)      Payouts ($) Compensation ($)
---------------------------  ----    ---------- --------- ------------ ----------- ----------------
Harry I. Brown, Jr......     1998     125,000         0          0                      5,250(2)
 Chairman and CEO of         1997(3)  114,849    15,431      6,865         150          7,200
 Frontier and President
 and CEO of First
 National-America's Bank

Steven R. Townson.......     1998     125,000         0      7,200(1)                   5,650(2)
 President and COO of        1997(4)   83,135         0      8,580                      3,900(2)
 Frontier and President
 and CEO of Valley
 National Bank

--------
NOTES

(1)  Automobile allowance

(2)  Director and Committee Fees

(3) This compensation is from Mr. Brown's employment as President and COO of First National Sylacauga Corporation and First National-America's Bank.

(4) This compensation is from Mr. Townson's employment as Chief Executive Officer of Valley National Corporation and Valley National Bank.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

  The following tabulation sets forth information regarding options granted to the named executive officers in 1998:

                                                Individual Grants
                      ---------------------------------------------------------------------
                       Number of
                      Securities   Percent of Total
                      Underlying  Options Granted to Exercise or                 Grant Date
                        Options      Employees in    Base Price    Expiration     Present
Name                  Granted (#)    Fiscal Year      ($/share)       Date       Value ($)
----                  ----------- ------------------ ----------- --------------- ----------
Harry I. Brown, Jr..    50,000           50%             $10     August 24, 2008   36,500(1)

Steven R. Townson...    50,000           50%             $10     August 24, 2008   36,500(1)

--------
(1) In accordance with FASB's SFAS No. 123 "Accounting for Stock-Based Compensation," the weighted average fair value of options granted was $.73 in 1998. Please see Notes 1 and 12 of the Consolidated Financial Statements included in Frontier's Annual Report for further details.

                      AGGREGATE OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

  The following tabulation sets forth information regarding options exercised by named executive officers in 1998:

                                                             Number of Securities
                                                                  Underlying                 Value of
                             Shares            Value              Unexercised               Unexercised
                            Acquired         Realized             Options at           In-the-Money Options
Name                     on Exercise (#) Upon Exercise ($)    Fiscal Year End (#)    at Fiscal Year-End ($)(1)
----                     --------------- ----------------- ------------------------- -------------------------
                                                           Exercisable Unexercisable Exercisable Unexercisable
                                                           ----------- ------------- ----------- -------------
Harry I. Brown, Jr......     10,000           125,000(1)     40,000           0        500,000          0

Steven R. Townson.......     60,000(2)              0(3)     50,000           0        625,000          0

--------
(1) Based on the closing price of Common Stock of December 31, 1998 of $22.50 per share and an exercise price of $10 per share.

(2) Includes 60,000 shares issued by Valley National Corporation prior to its merger with First National Sylacauga Corporation.

(3) Based on exercise price of $10 per share and approximate market price on date of exercise of $10 per share.

                     REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee did not meet in 1998 to determine executive officers' salaries because such salaries were determined by the Board of Directors at the time of the merger between First National Sylacauga Corporation and Valley National Corporation, which subsequently changed its name to Frontier National Corporation. The Compensation Committee does not use any formal policy or standard in making its decisions on compensation.

               COMPENSATION INTERLOCK AND INSIDER PARTICIPATION

  The Compensation Committee consists of Mr. Styres, Mr. Brown Sr., and Mr. Reeves. Mr. Brown Sr. was formerly the CEO of First National-America's Bank, a subsidiary of Frontier, and is the father of Mr. Brown Jr., who is the CEO and Chairman of Frontier.

                            COMMON STOCK PERFORMANCE

  The following graph shows the cumulative return since Frontier began trading in October 1998 as compared to The Nasdaq Stock Market (US Companies) and Nasdaq Bank Stocks:


                         [GRAPH APPEARS HERE]

                                     10/1998            10/1998         11/1998        12/1998
                                     -------            -------         -------        -------
FRONTIER NATIONAL CORPORATION         100.0              100.0            99.1           96.5
NASDAQ STOCK MARKET (US COMPANIES)    100.0              117.1           129.0          145.7
NASDAQ BANK STOCKS                    100.0              113.7           117.2          120.4
SIC 6020-6029, 6710-6719 US &
FOREIGN

                             SHAREHOLDER PROPOSALS

  It is currently contemplated that Frontier's 2000 Annual Meeting of Shareholders will be held on or about May 17, 2000. In the event that a shareholder desires to have a proposal considered for presentation at Frontier's 2000 Annual Meeting of Shareholders and inclusion in the Proxy Statement for such meeting, the proposal must be forwarded in writing to the Secretary of Frontier so that it is received no later than December 31, 1999. Any such proposal must comply with the requirement of Rule 14(a)-8 promulgated under the Act.

  If a shareholder, rather than placing a proposal in Frontier's Proxy as discussed above, commences his or her own proxy solicitation for the 2000 Annual Meeting of Shareholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify Frontier of such proposal by or before March 16, 2000. If notice is not received by this date, Frontier may exercise discretionary voting authority as to that matter under proxies solicited for the 2000 Annual Meeting of Shareholders.

                                 OTHER MATTERS

  The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Kerri C. Newton
                                               Kerri C. Newton, Secretary

Sylacauga, Alabama
April 20, 1999

                                     PROXY
                         Frontier National Corporation
                               43 North Broadway
                           Sylacauga, Alabama 35150
                                (256) 249-0341
                        ANNUAL MEETING OF SHAREHOLDERS
                                 May 17, 1999


(1) As to the election of the board of directors listed in the Proxy Statement delivered in connection with the Annual Meeting:
  [_] FOR all nominees listed below  [_] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)
Harry I. Brown, Jr., Steven R. Townson, Wesley L. Bowden, Jr., Harry I. Brown, Sr., Charles M. Reeves, Jr., Raymond C. Styres, Christopher N. Zodrow, Steven
E. Sprayberry

(2) As to the adoption of Frontier's stock option plan described in the Proxy Statement delivered in connection with the Annual Meeting:
  [_] FOR                         [_] AGAINST          [_] ABSTAIN

(3) As to the ratification of the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 1999.
  [_] FOR                         [_] AGAINST          [_] ABSTAIN

(4) As to the adoption of Frontier's amendment to its Articles of Incorporation changing the principal address of Frontier:
  [_] FOR                         [_] AGAINST          [_] ABSTAIN

(5) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                           (continued on other side)
PLEASE SIGN AND RETURN PROMPTLY IN THE SELF-ADDRESSED ENVELOPE
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven R. Townson or Harry I. Brown, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Frontier National Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 43 North Broadway, Sylacauga, Alabama 35150, on Monday, May 17, 1999, at 1:00 p.m. Central Daylight Time, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1, 2, and 3.

                                                Date: _________________________

                                                -------------------------------
                                                Signature of Shareholder(s)

                                                Date: _________________________

                                                -------------------------------
                                                Signature of Joint Sharehold-
                                                er(s)

PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
THIS IS THE ONLY DOCUMENT YOU NEED TO RETURN AT THIS TIME.